Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
December, 1997



Scheduled Maturity                                                 6/15/98


Coupon                                                  6.4750%



Excess Protection Level
   3 Month Average  7.49%
      December, 1997  7.27%
      November, 1997  7.33%
      October, 1997  7.86%


Cash Yield                                              21.57%


Investor Charge Offs                                    5.61%


Base Rate                                               8.69%


Over 35 Day Delinquency                                 5.35%


Seller's Interest                                       23.61%


Total Payment Rate                                      10.33%


Total Principal Balance                                $5,623,463,908.63


Investor Participation Amount                          $249,999,999.98


Seller Participation Amount                            $1,327,630,575.35